UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Ambiq Micro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42766	27-1911389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Blvd. Building 7 Austin, Texas	78730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512 879-2850

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	AMBQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 21, 2026, Ambiq Micro, Inc. (“Ambiq” or the “Company”) disclosed the following selected preliminary estimated unaudited financial results for the year ended December 31, 2025:

	Year ended December 31, 2025
	(Estimated)
	Low	High
	(in thousands)
	(unaudited)
Net sales	$71,770	$72,470
Net sales outside Mainland China	$65,331	$66,368
Percentage of net sales outside of Mainland China	91.0%	91.6%
Net sales in Mainland China	$6,439	$6,102
Percentage of net sales in Mainland China	9.0%	8.4%
Gross profit	$31,359	$31,667
Gross margin	43.7%	43.7%
Non-GAAP gross profit(1)	$31,792	$32,300
Non-GAAP gross margin	44.3%	44.6%

(1)

The Company uses non-GAAP gross profit and non-GAAP gross profit margin, both non-GAAP financial measures, to help it make strategic decisions, establish budgets and operational goals for managing its business, analyzing its financial results, and evaluating its performance. The Company believes these non-GAAP financial measures provide additional tools for investors to use in comparing the Company’s core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors. However, the Company’s presentation of non-GAAP gross profit and non-GAAP gross margin may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. Non-GAAP gross profit and non-GAAP gross margin should not be considered as the sole measures of the Company’s performance and should not be considered in isolation from, or as a substitute for gross profit or gross margin calculated in accordance with GAAP. The Company defines non-GAAP gross profit as gross profit adjusted to exclude expenses not directly attributable to gross profit, such as depreciation and amortization, gain on nonmonetary transaction, and stock-based compensation. The Company defines non-GAAP gross profit margin as non-GAAP gross profit as a percentage of net sales. For further information about the limitations of the use of non-GAAP financial measures, see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the Securities and Exchange Commission (“SEC”) on November 6, 2025. A reconciliation of the ranges presented above for preliminary Non-GAAP gross profit to gross profit, the most directly comparable financial measures stated in accordance with GAAP, is provided below.

	Year ended December 31, 2025
	(Estimated)
	Low	High
	(in thousands)
	(unaudited)
Gross profit	$31,359	$31,667
Add:
Depreciation and amortization	$1,856	$1,956
Stock-based compensation	$177	$277
Gain on nonmonetary transaction	$(1,600)	$(1,600)

Non-GAAP gross profit	$31,792	$32,300

Gross margin	43.7%	43.7%
Non-GAAP gross margin	44.3%	44.6%

The Company has provided ranges, rather than specific amounts, because the Company’s closing procedures for the year ended December 31, 2025 are not yet complete. These results are preliminary and subject to change, and there is a possibility that the Company’s actual results may differ materially from these preliminary estimates. These ranges are based on the information available to the Company as of the date of this Current Report. These preliminary estimated results for the year ended December 31, 2025 are derived from the Company’s preliminary internal financial records and are subject to revisions based on the Company’s procedures and controls associated with the completion of the financial close process. These preliminary estimates have been prepared by, and are the responsibility of, management. The Company’s independent registered public accounting firm, KPMG LLP, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to this preliminary estimated unaudited financial information. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or KPMG LLP may identify items that would require the Company to make adjustments to these preliminary estimates as the Company completes its audit and that the Company’s actual results may differ materially from these preliminary estimates. Accordingly, these preliminary estimates should not be viewed as a substitute for audited financial statements prepared in accordance with generally accepted accounting principles in the United States and undue reliance should not be placed on these preliminary estimates. These preliminary estimates are not necessarily indicative of results for any future period.

The information set forth in this Item 2.02 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or similar expressions. These forward-looking statements include statements relating to Ambiq’s expected financial results for the year ended December 31, 2025. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify including those described in the section titled “Risk Factors” in Ambiq’s Quarterly Report on 10-Q for the quarter ended September 30, 2025, as well as in other filings Ambiq may make with the SEC in the future. Ambiq’s expectations, beliefs and projections are expressed in good faith and Ambiq believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Any forward-looking statement in this Current Report speaks only as of the date of this report. Ambiq undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2026	Ambiq Micro, Inc.

	By:	/s/ Michele Connors
Michele Connors
General Counsel